UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
Form 8-K
_____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2020

ADVANSIX INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-37774 (Commission File Number)	81-2525089 (I.R.S. Employer Identification No.)
300 Kimball Drive, Suite 101
Parsippany, New Jersey 07054
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 526-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASIX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of AdvanSix Inc. (the “Company”) held on June 23, 2020, the stockholders of the Company approved and adopted the 2016 Stock Incentive Plan of AdvanSix Inc. and its Affiliates, as Amended and Restated (the “Incentive Plan”). A summary of the material terms of the Incentive Plan was included in the Proxy Statement filed with the Securities and Exchange Commission on April 29, 2020 (the “2020 Proxy Statement”), and is qualified in its entirety by reference to the full text of the Incentive Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on June 23, 2020. The following matters set forth in the 2020 Proxy Statement were voted upon with the results set forth below.

1. Election of Directors. The Company’s stockholders elected the following director nominees to serve for a term ending at the 2021 Annual Meeting of Stockholders with the respective votes set forth opposite their names:

Nominee	For	Against	Abstain	Broker Non-Votes
Erin N. Kane	21,864,124	209,734	18,709	2,847,748
Michael L. Marberry	21,828,553	243,550	20,464	2,847,748
Paul E. Huck	21,764,505	307,321	20,741	2,847,748
Darrell K. Hughes	21,772,970	299,170	20,427	2,847,748
Todd D. Karran	21,836,210	235,707	20,650	2,847,748
Daniel F. Sansone	21,679,489	392,295	20,783	2,847,748
Sharon S. Spurlin	21,162,728	910,487	19,352	2,847,748
Patrick S. Williams	21,865,092	207,199	20,276	2,847,748

2. Ratification of Appointment of Independent Accountants. The Company’s stockholders voted upon and approved the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accountants for 2020. The votes on this proposal were as follows:

For	Against	Abstain
24,849,358	50,469	40,488

3. Advisory Vote to Approve Executive Compensation. The Company’s stockholders voted upon and approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the 2020 Proxy Statement. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
20,915,320	1,125,584	51,663	2,847,748

4. Approval of the 2016 Stock Incentive Plan of AdvanSix Inc. and its Affiliates, as Amended and Restated. The Company’s stockholders voted upon and approved the Incentive Plan. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
20,449,946	1,599,347	43,274	2,847,748

ITEM 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	2016 Stock Incentive Plan of AdvanSix Inc. and its Affiliates, as Amended and Restated

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2020

AdvanSix Inc.

By:	/s/ Achilles B. Kintiroglou
Name:	Achilles B. Kintiroglou
Title:	Senior Vice President, General Counsel and Corporate Secretary